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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 23, 2002


                     Southwestern Water Exploration Company
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               (Exact name of Registrant as specified in charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)


       33-16110-D                                         84-1062895
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(Commission File Number)                       (IRS Employee Identification No.)


       4391 South Pearl Street
             Las Vegas, NV                                  89121
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (800) 661-9169



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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 23, 2002, Southwestern Water Exploration Company (the "Registrant") issued a press release (attached hereto as Exhibit 99.1 and incorporated by reference herein) announcing that it has retained the accounting firm of Gelfond Hochstadt Pangburn, P.C. for the purposes of conducting an internal independent investigation of the Company's business operations for the fiscal years 2001 and 2002.

ITEM 7. EXHIBITS.

     (a)  None

     (b)  None

     (c)  Exhibits.

               99.1 Press Release dated December 23, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Southwestern Water Exploration Co.
                                        ----------------------------------
                                                 (Registrant)

     Date: December 23, 2002            By: /s/ Tor S. Boswick
                                            ------------------------------
                                            Chief Executive Officer